UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 7, 2023

(February 2, 2023)

POWER AMERICAS RESOURCE GROUP LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-54452	80-0778461
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3350 SW 148th Avenue

Suite 203

Miramar, FL 33027

Tel.: + 1 (888) 507-4751

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

______________________________________________

(Former Name or Former Address,

if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	PARG	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

POWER AMERICAS RESOURCE GROUP LTD.

Form 8-K

Current Report

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2023, the Board of Directors (the “Board”) of Power Americas Resource Group Ltd. (the “Company”) elected Mr. Kumar Elumalai as an independent member to the Company’s Board of Directors, to serve until the next annual meeting of the Corporation or until his respective successor is duly appointed.

Mr. Elumalai is a Practicing Chartered Accountant and Fellow Member of the Institute of Chartered Accountants of India (ICAI) and founder of a Chartered Accountant Firm N. Naresh and Co, located in Chennai, Tamil Nadu, India. Since 2007, Mr. Elumalai has been a Practicing Chartered Accountant with N. Naresh and Co., located in Chennai, Tamil Nadu, India., an accountancy firm of which he was also a founder. N. Naresh and Co. is a leading chartered accountancy firm rendering comprehensive professional services which include audit, management consultancy, tax consultancy, accounting services, Stock audit services. Mr. Elumalai specializes in taxation with over 25 years of professional services experience, during this time, he has handled a wide range of assignments across direct tax, indirect tax matters as well as cross border transactions and has developed strong relationships with senior client stakeholders. He has extensively worked with large domestic companies and multinational in setting up or rationalizing business models and nationwide distribution structures, including cross border trade flows and setting up operations in India. Additionally, he is a member of the Board of Directors of Orscheln Technologies Private Limited, (a US Based Company), located in Chennai, Tamil Nadu, India since 2017.

The board of directors of the Company has affirmatively determined that Mr. Elumalai meets the applicable standards for an independent director under both the rules of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934. Mr. Elumalai will not be compensated by the Company for his services as a director and he has not entered into an employment agreement with the Company.

Other than the foregoing, Mr. Elumalai is not party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is either party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

A copy of the Company’s press release announcing Mr. Elumalai’s election is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWER AMERICAS RESOURCE GROUP LTD.

Dated: February 7, 2023	/s/ Mark Croskery
	By:	Mark Croskery
	Its:	Chief Executive Officer

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